Exhibit 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)
One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)
                           ---------------------------

                             THE EARTHGRAINS COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                     36-3201045
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)
8400 Maryland Avenue                                         63105
St. Louis, Missouri                                          (Zip code)
(Address of principal executive offices)
                           ---------------------------

                                 Debt Securities
                       (Title of the indenture securities)

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


1.       General information.  Furnish the  following  information as   to   the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

=====================================    =======================================

            Name                                         Address
=====================================    =======================================

Superintendent of Banks of the           2 Rector Street, New York, N.Y.  10006,
State of New York                        and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y.  10045
Federal Deposit Insurance Corporation    Washington, D.C.  20429
New York Clearing House Association      New York, New York   10005

       (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of March, 1999.


                                        THE BANK OF NEW YORK


                                         By: /s/    MARY LAGUMINA
                                             ------------------------------
                                              Name:  MARY LAGUMINA
                                              Title:    ASSISTANT VICE PRESIDENT

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                           Dollar Amounts
                                                                  in Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.               $3,951,273
   Interest-bearing balances..........................                4,134,162
Securities:
   Held-to-maturity securities........................                  932,468
   Available-for-sale securities......................                4,279,246
Federal funds sold and Securities purchased under                     3,161,626
   agreements to resell...............................
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............37,861,802
   LESS: Allowance for loan and
     lease losses............619,791
   LESS: Allocated transfer risk
     reserve........................3,572
   Loans and leases, net of unearned income,                         37,238,439
     allowance, and reserve...........................
Trading Assets........................................                1,551,556
Premises and fixed assets (including capitalized                        684,181
   leases)............................................
Other real estate owned...............................                   10,404
Investments in unconsolidated subsidiaries and                          196,032
   associated companies...............................
Customers' liability to this bank on acceptances                        895,160
   outstanding........................................
Intangible assets.....................................                1,127,375
Other assets..........................................                1,915,742
Total assets..........................................              $60,077,664

LIABILITIES
Deposits:
   In domestic offices................................              $27,020,578
   Noninterest-bearing......................11,271,304
   Interest-bearing.........................15,749,274
   In foreign offices, Edge and Agreement                            17,197,743
     subsidiaries, and IBFs...........................
   Noninterest-bearing.........................103,007
   Interest-bearing.........................17,094,736
Federal funds purchased and Securities sold under                     1,761,170
   agreements to repurchase...........................
Demand notes issued to the U.S.Treasury...............                  125,423
Trading liabilities...................................                1,625,632
Other borrowed money:
   With remaining maturity of one year or less........                1,903,700
   With remaining maturity of more than one year                              0
     through three years..............................
   With remaining maturity of more than three years...                   31,639
Bank's liability on acceptances executed and                            900,390
   outstanding........................................
Subordinated notes and debentures.....................                1,308,000
Other liabilities.....................................                2,708,852
Total liabilities.....................................               54,583,127
EQUITY CAPITAL
Common stock..........................................                1,135,284
Surplus...............................................                  764,443
Undivided profits and capital reserves................                3,542,168
Net unrealized holding gains (losses) on                                 82,367
   available-for-sale securities......................
Cumulative foreign currency translation adjustments...
                                                                 (       29,725)
Total equity capital..................................                5,494,537
Total liabilities and equity capital..................              $60,077,664


--------------------------------------------------------------------------------
         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                              Thomas J. Mastro



         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

          Thomas A. Reyni                    Directors
          Gerald L. Hassell
          Alan R. Griffith


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